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                          SECURITIES AND EXCHANGE COMMISSION


                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



                         Date of Report:  September 26, 1996
                 Date of Earliest Event Reported:  September 26, 1996





                         CHILDREN'S BROADCASTING CORPORATION
                (Exact name of registrant as specified in its charter)


             Minnesota                    0-21534               41-1663712
      ----------------------        -------------------    --------------------
      (State or other jurisdiction  (Commission File No.)  (IRS Employer ID No.)
         of incorporation)




                 724 First Street North, Minneapolis, Minnesota 55401
                 ----------------------------------------------------
                       (Address of principal executive offices)


                                    (612) 338-3300
                                    --------------
                 (Registrant's telephone number, including area code)



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Item 5.  Other Events.

    (a) Reference is made to the Press Release relating to the Company filing a lawsuit in the United States District Court for the District of Minnesota against The Walt Disney Company and ABC Radio Networks, Inc. issued to the public by the registrant on September 26, 1996, the text of which is attached hereto as an exhibit.

    (b) Reference is made to the cautionary statements of the Registrant filed July 3, 1996.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)  Exhibits

         99   Text of Press Release dated September 26, 1996.




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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 3, 1996   CHILDREN'S BROADCASTING CORPORATION



                             BY:     /s/ James G. Gilbertson
                                  -------------------------------
                                  James G. Gilbertson
                                  Chief Operating Officer, Chief
                                    Financial Officer and Treasurer